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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) FEBRUARY 11, 1998


                          CHESAPEAKE ENERGY CORPORATION
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             (Exact name of Registrant as specified in its Charter)



         OKLAHOMA                     1-13726                  73-1395733
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(State or other jurisdiction        (Commission               (IRS Employer
     of incorporation)              File Number)            Identification No.)



     6100 NORTH WESTERN AVENUE, OKLAHOMA CITY, OKLAHOMA          73118
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          (Address of principal executive offices)             (Zip Code)

                                 (405) 848-8000
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              (Registrant's telephone number, including area code)


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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.  OTHER EVENTS

         On February 11, 1998, Chesapeake Energy Corporation ("Chesapeake") and DLB Oil & Gas, Inc. ("DLB") announced the renegotiation of the terms of their October 22, 1997 merger agreement. The February 11, 1998 press release is filed herewith as Exhibit 99, and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)    Exhibits.

                Exhibit 99.1      Press Release dated February 11, 1998.



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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                            CHESAPEAKE ENERGY CORPORATION



                                            BY: /s/AUBREY K. MCCLENDON
                                               --------------------------------
                                                   AUBREY K. MCCLENDON
                                                   Chairman of the Board and
                                                   Chief Executive Officer

Dated: February 13, 1998



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                              INDEX TO EXHIBITS


EXHIBIT
NUMBER             DESCRIPTION
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 99.1              Press Release dated February 11, 1998